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SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Ciphergen Biosystems, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 7, 2001

Dear Stockholders:

    It is my pleasure to invite you to the Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. to be held on Thursday, June 7, 2001 at 10:00 a.m. at Ciphergen's offices located at 6611 Dumbarton Circle, Fremont, California. The enclosed Notice of the Annual Meeting and the Proxy Statement describe the business to be conducted at the meeting.

    I hope you will be able to join us. If you are unable to attend this year's meeting, you can ensure your representation by completing the enclosed Proxy and returning it to us promptly.

    Thank you for your continued interest and participation in the affairs of Ciphergen Biosystems.

Sincerely,

/s/ WILLIAM E. RICH, PH.D.

William E. Rich, Ph.D.
President and Chief Executive Officer

CIPHERGEN BIOSYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, June 7, 2001 at 10:00 a.m., local time, at the Company's offices located at 6611 Dumbarton Circle, Fremont, California, for the following purposes:

    1.  To approve an amendment to the Company's Bylaws to reduce the number of directors on the Company's Board of Directors from eight to six (Proposal One);

    2.  To elect two (2) Class I Directors to the Company's Board of Directors, each to serve for a three year term and until his successor is duly elected and qualified (Proposal Two);

    3.  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 2001 (Proposal Three); and

    4.  To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on April 12, 2001 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a Proxy.

Sincerely,
/s/ MICHAEL J. O'DONNELL Michael J. O'Donnell Secretary

Fremont, California
May 7, 2001

CIPHERGEN BIOSYSTEMS, INC.
6611 Dumbarton Circle
Fremont, California 94555

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed Proxy is solicited on behalf of the Board of Directors of Ciphergen Biosystems, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Company's offices located at 6611 Dumbarton Circle, Fremont, California, on Thursday, June 7, 2001, at 10:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at the address listed at the top of the page and its telephone number is (510) 505-2100.

    The Company's Annual Report, containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement, the accompanying Proxy and the Company's Annual Report will first be mailed on or about May 7, 2001.

    The Company shall provide without charge to each stockholder solicited by these proxy solicitation materials a copy of the Company's Annual Report on Form 10-K, together with the financial statements and financial statement schedules required to be filed with the Annual Report, upon request of the stockholder made in writing to Ciphergen Biosystems, Inc., 6611 Dumbarton Circle, Fremont, California 94555, Attn: Sue Carruthers, Investor Relations.

Record Date And Share Ownership

    Stockholders of record at the close of business on April 12, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. At the Record Date, 26,800,103 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 242 stockholders.

Revocability Of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (A) delivering to the Company at its principal offices (Attention: Sue Carruthers) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (B) attending the meeting and voting in person.

Voting

    On all matters, each share has one vote.

Solicitation Of Proxies

    This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

    Votes cast by proxy or in person at the Annual Meeting ("Votes Cast") will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of the Company. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

    The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the amendment to the Bylaws of the Company to reduce the size of the Board of Directors, (ii) the election of the nominees for directors set forth herein; (iii) the ratification of PricewaterhouseCoopers LLP, as the Company's independent public accountants for the year ending December 31, 2001; and (iv) upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    If a broker indicates on the enclosed Proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be counted for purposes of determining the presence or absence of a quorum but will have no impact once a quorum is present. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

    In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline For Receipt Of Stockholder Proposals

    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company's Bylaws and the rules established by the Securities and Exchange Commission (the "SEC"), under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than February 15, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

    The attached proxy card grants the persons named as proxies discretionary authority to vote on any matter raised at the Annual Meeting that is not included in this Proxy Statement. If a shareholder intends to present a proposal at the 2002 Annual Meeting of Shareholders and the shareholder does not give appropriate notice to the Company on or before February 15, 2002, the persons named as proxies may use their discretionary voting authority to vote on the proposal.

PROPOSAL ONE

AMENDMENT TO THE COMPANY'S BYLAWS TO REDUCE THE NUMBER OF DIRECTORS
ON THE COMPANY'S BOARD OF DIRECTORS

    Section 3.2 of Article III of the Company's Amended and Restated Bylaws (the "Bylaws") currently sets the number of directors on the Company's Board of Directors at eight. The Company's Board of Directors has adopted, subject to shareholder approval, an amendment to the Bylaws that would reduce the exact number of directors from eight to six.

    If the proposal to amend the Bylaws is approved, Article III, Section 3.2 of the Bylaws of the Company would be amended and restated in its entirety as follows:

    "The number of directors shall not be less than five (5) nor more than nine (9) members. The exact number of directors shall be six (6) until changed within the range set forth above by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. The directors shall be divided into three classes, with the term of office of the first class, which class shall initially consist of two directors, to expire at the first annual meeting of stockholders held in 2001; the term of office of the second class, which shall initially consist of three directors, to expire at the second annual meeting of stockholders held in 2002; the term of office of the third class, which class shall initially consist of three directors, to expire at the third annual meeting of stockholders held in 2003; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders held after such election.

    No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires."

Purpose of the Amendment

    Directors Barbara J. Dalton and Daniel Vapnek, whose terms of office expire at the 2001 Annual Meeting, have elected not to stand for re-election to the Board of Directors. The proposed amendment changes the size of the Board from eight to six to reflect the departure of the two directors. The Board of Directors believes that the proposed amendment is in the best interests of the Company because it reduces the size of the Board while providing the Company with the flexibility to add additional talented individuals to the Board of Directors in the future.

Required vote

    Pursuant to Article XI of the Company's Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding Common Stock of the Company is required to amend the Company's Bylaws. Since the required vote of the shareholders is based upon the number of outstanding shares of Common Stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the Annual Meeting, including abstentions and "broker non-votes", will have the same effect as a vote against the approval of the amendment to the Bylaws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR AMENDING THE COMPANY'S BYLAWS TO REDUCE THE NUMBER OF DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS FROM EIGHT TO SIX.

PROPOSAL TWO

ELECTION OF TWO CLASS I DIRECTORS

Nominees

    The Company's Board of Directors is divided into three classes, with the terms of office of Class I expiring at the 2001 Annual Meeting, Class II expiring at the 2002 Annual Meeting and Class III expiring at the 2003 Annual Meeting. The Company currently has eight directors, with two directors in Class I and three directors in each of Classes II and III. The current Class I directors, Barbara J. Dalton and Daniel Vapnek, whose terms expire at this year's Annual Meeting are not standing for re-election. Michael J. Callaghan and James L. Rathmann, whose terms of office expire at the 2002 and 2003 Annual Meetings, respectively, have tendered their resignations from the Board of Directors to take effect immediately prior to the Annual Meeting. The remaining directors have nominated Michael J. Callaghan and James L. Rathmann to stand for election to the Board of Directors at the 2001 Annual Meeting as Class I directors. The terms of office of directors John A. Young and William R. Green expire at the 2002 Annual Meeting. The terms of office of directors Jean-François Formela and William E. Rich expire at the 2003 Annual Meeting. After the election at the 2001 Annual Meeting, there will be six directors, with two directors in each of the three classes.

    At each annual meeting of stockholders beginning with the 2001 Annual Meeting, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named above, who are currently directors of the Company. Each nominee has consented to be named a nominee in the Proxy Statement and to continue to serve as a director if elected. If the nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominee listed below if possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

    The Company is not aware of any reason that the nominees will be unable or will decline to serve as directors. The term of office of each person elected as a director will continue until the Company's Annual Meeting of Stockholders held in 2004 or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

Vote Required

    Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See "Quorum; Abstentions; Broker Non-Votes."

  Nominees and Directors

    The following table sets forth certain information regarding our directors and nominees as of December 31, 2000.

Name	Age	Position	Director Since
John A. Young (1)	68	Chairman of the Board of Directors	1993
William E. Rich, Ph.D.	56	Director	1994
Michael J. Callaghan (2)	48	Director	1998
Barbara J. Dalton, Ph.D. (1)	47	Director	1999
Jean-François Formela, M.D. (2)	44	Director	2000
William R. Green, Ph.D.	50	Director	1995
James L. Rathmann (1)	49	Director	1993
Daniel Vapnek, Ph.D. (2)	61	Director	1993

(1)
Member of Compensation Committee

(2)
Member of Audit Committee

    There is no family relationship between any director or executive officer of the Company.

  NOMINEES

    Michael J. Callaghan is Senior Vice President of MDS Capital Corporation and became one of our directors in 1998. Prior to joining MDS Capital in 1992, he was active in several general management positions. Mr. Callaghan began his career with Ernst & Young where he became a Chartered Accountant. He serves as a director of Systems Xcellence, Inc. and several private companies. He received a B. Comm from McGill University and an M.B.A. from York University.

    James L. Rathmann has been President of Falcon Technology Management Corporation and a general partner of Falcon Technology Partners, L. P. since its founding in 1993. Mr. Rathmann has been one of our directors since our inception. He serves as a director of Genomica Corporation and of several private companies. Prior to joining Falcon Technology in 1993, he was Senior Vice President of Operations at Soft-Switch, Inc. from 1984 to 1993. He received a B.A. in Mathematics from the University of Colorado and an M.S. in Computer Science from the University of Wisconsin.

  DIRECTORS

    John A. Young has been one of our directors since our inception and became our Chairman in 1995. Mr. Young was President and Chief Executive Officer of Hewlett-Packard Company from 1977 until his retirement in 1992. He serves as a director of other public life science companies, including GlaxoSmithKline plc, and Affymetrix, Inc., and also serves as a director of Chevron Corporation, Novell, Inc., and Lucent Technologies Inc. He received a B.S.E.E. from Oregon State University and an M.B.A. from the Stanford Graduate School of Business.

    William E. Rich, Ph.D. joined us in September 1994 as our President and Chief Executive Officer and as a director. Prior to joining us, Dr. Rich was Senior Vice President of Sepracor, Inc. from 1991 to 1994, and President of BioSepra, which was spun off by Sepracor. Prior to joining Sepracor, he was Senior Vice President of Dionex Corporation and from 1975 to 1990, he had responsibility for both the

Marketing and Sales and Research and Development departments at various times during his tenure there. Dr. Rich serves as a Director of Genomica Corporation. Dr. Rich received a B.S. in Chemistry from Carson Newman College and a Ph.D. in Chemistry from the University of North Carolina, Chapel Hill and conducted post-doctoral research in biochemistry at Duke University.

    Barbara J. Dalton, Ph.D. is a Vice President of S.R. One, Ltd. and became one of our directors in 1999. Prior to joining S.R. One in 1993, Dr. Dalton served for ten years as a research scientist at SmithKline Beecham. She currently serves as a director of several private companies. She received a B.S. in Biology from Pennsylvania State University and a Ph.D. in Microbiology and Immunology from the Medical College of Pennsylvania.

    Jean-François Formela, M.D. is a Senior Principal of Atlas Venture and became one of our directors in March 2000. Prior to joining Atlas Venture in 1993, Dr. Formela was Senior Director, Medical Marketing and Scientific Affairs at Schering-Plough in the U.S. He is also a director of the following public companies: BioChem Pharma, deCode Genetics, Exelixis and Variagenics, as well as several private companies. He holds an M.D. degree from Paris University School of Medicine and an M.B.A. from Columbia Business School.

    William R. Green, Ph.D. is President and Chief Executive Officer of Stanford Research Systems, Inc., which he joined in 1984 and with which we have a strategic partnership. He became one of our directors in 1995. He received a B.S.E.E. degree from Cornell University and M.S.E.E. and Ph.D. degrees from Stanford University. He also served as a post-doctoral fellow at the Ecole Polytechnique in France.

    Daniel Vapnek, Ph.D. held senior research positions at Amgen, Inc. from 1981 to his retirement in 1996, serving the last 13 years as Senior Vice President, Research. He has been one of our directors since our inception. Prior to Amgen, Dr. Vapnek was a faculty member in the Department of Molecular and Population Genetics at the University of Georgia from 1972 to 1981, becoming a Professor in 1981. He holds a B.S. degree in zoology and a Ph.D. degree in microbiology from the University of Miami in Florida.

Board Meetings And Committees

    The Board of Directors of the Company held a total of 18 meetings during the fiscal year ended December 31, 2000. Throughout fiscal year 2000, all directors attended greater than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such directors served, except Director Callaghan who attended 72%, Director Vapnek who attended 67% and Director Formela who attended 60%. The Board of Directors has a standing Audit Committee and Compensation Committee but does not have a standing Nominating Committee.

    The Audit Committee is composed of Michael J. Callaghan, Daniel Vapnek and Jean-François Formela. It is responsible for assuring the integrity of our financial control, audit and reporting functions. It reviews with our management and our independent accountants the effectiveness of our financial controls, accounting and reporting practices and procedures. In addition, the Audit Committee reviews the qualifications of our independent accountants, makes recommendations to the Board of Directors regarding the selection of our auditors, and reviews the scope, fees and results of activities related to audit and non-audit services. The Audit Committee met twice during fiscal 2000. A copy of the Audit Committee Charter is attached to this Proxy as Appendix A. A report of the Audit Committee for the year ended December 31, 2000 is included later in this Proxy.

    The Compensation Committee is chaired by James L. Rathmann, and has Barbara J. Dalton and John A. Young as members. Its principal responsibility is to administer our stock plans and to set the salaries and incentive compensation, including stock option grants, for the President and Chief

Executive Officer and senior staff members. The Compensation Committee held one meeting during fiscal 2000. A report of the Compensation Committee is included later in this Proxy.

Compensation Committee Interlocks And Insider Participation

    None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee.

THE CLASS II AND III DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE TO ELECT THE CLASS I NOMINEES LISTED ABOVE TO THE COMPANY'S BOARD OF DIRECTORS.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING
DECEMBER 31, 2001

    The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the year ending December 31, 2001, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or ratification, the Board of Directors, in its discretion, may direct the appointment of new independent public accountants at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection.

    PricewaterhouseCoopers LLP has audited the Company's financial statements since the year ended December 31, 1993. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees billed to the Company by PricewaterhouseCoopers LLP during 2000

  Audit Fees:

    Fees billed by the Company's principal accounting firm, PricewaterhouseCoopers LLP, for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2000 and the review of the financial statements included in our Form 10-Q for that year were $108,630 of which an aggregate amount of $13,152 was billed through December 2000.

  Financial Information Systems Design and Implementation Fees:

    The Company did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

  All Other Fees:

    Fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including work related to our initial public offering and tax-related services, totaled $510,945.

Required Vote

    The affirmative vote of the holders of a majority of the Votes Cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 12, 2001, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each director and each nominee for director, (ii) each of the executive officers named in the Summary Compensation Table appearing herein, (iii) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, and (iv) all current executive officers and directors of the Company as a group. The number and percentage of shares beneficially owned are based on the aggregate of 26,800,103 shares of Common Stock outstanding as of April 12, 2001. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, which may at a subsequent date result in a change of control of the Company.

Name and Address of Beneficial Owner (1)	Number of Shares	Percent of Common Stock Outstanding
5% STOCKHOLDERS, DIRECTORS AND NAMED EXECUTIVE OFFICERS
T. William Hutchens 132 Palmer Avenue Mountain View, CA 94043	2,875,149	10.7%
James L. Rathmann (2) Falcon Technology Partners 600 Dorset Road Devon, PA 19333	2,279,831	8.5%
Falcon Technology Partners, LP 600 Dorset Road Devon, PA 19333	2,235,431	8.3%
Barbara Dalton (3) S.R. One, Limited Four Tower Bridge 200 Barr Harbor Drive, Suite 250 West Conshohocken, PA 19428	1,957,989	7.3%
S.R. One, Limited Four Tower Bridge 200 Barr Harbor Drive, Suite 250 West Conshohocken, PA 19428	1,952,989	7.3%
Jean-François Formela (4) Atlas Venture 222 Berkeley Street Boston, MA 02116	1,648,282	6.1%
Atlas Venture (5) 222 Berkeley Street Boston, MA 02116	1,632,682	6.1%
Tai-Tung Yip (6)	1,464,984	5.5%
William E. Rich (7)	1,417,218	5.2%

Michael J. Callaghan (8) MDS Capital Corporation 100 International Blvd. Etobicoke, Ontario, Cananda M9W 6J6	1,306,837	4.9%
William R. Green (9) Stanford Research Systems, Inc. 1290 D Reamwood Avenue Sunnyvale, CA 94089	796,067	3.0%
John A. Young (10) 3200 Hillview Avenue Palo Alto, CA 94304	374,069	1.4%
Daniel Vapnek 414 Plaza Rubio Santa Barbara, CA 93103	127,778	*
Robert M. Maurer (11)	91,300	*
David A. DeNola (12)	87,000	*
Christopher A. Pohl (13)	86,933	*
Martin L. Verhoef (14)	86,933	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (fourteen persons) (15)	10,455,470	38.2%

*
less than one percent of outstanding shares

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities, subject to community property laws, where applicable.

(2)
Includes 25,800 shares in the name of Mr. Rathmann, a director, issuable upon exercise of stock options, 18,600 shares currently owned by Mr. Rathmann and 2,235,431 shares in the name of Falcon Technology Partners, of which Mr. Rathmann is a General Partner.

(3)
Includes 34,400 shares in the name of S.R. One issuable upon exercise of stock options, 1,918,589 shares currently owned by S.R. One, and 5,000 shares currently owned by Dr. Dalton. Dr. Dalton, a director, is a Vice President of S.R. One.

(4)
Includes 8,600 shares in the name of Dr. Formela issuable upon exercise of stock options, 7,000 shares currently owned by Dr. Formela, and 1,632,682 shares held by four Atlas Venture funds. Dr. Formela, a director, is Senior Principal of Atlas Venture.

(5)
Includes shares held by four funds as follows: Atlas Venture Fund V, L.P., 1,290,580 shares; Atlas Venture Parallel Fund V-A, C.V., 160,310 shares; Atlas Venture Parallel Fund V-B, C.V., 160,310 shares; Atlas Venture Entrepeneur's Fund V, L.P., 21,482 shares.

(6)
Includes 6,272 shares issuable upon exercise of a stock option and 8,778 shares in the name of Christine Yip, an employee, who is Dr. Yip's spouse. Includes 9,138 shares subject to repurchase in the event of the termination of Dr. Yip's employment, as part of an early option exercise agreement.

(7)
Includes 26,229 shares held in an Individual Retirement Account and 4,300 shares held by Lenita L. Rich, a former employee, who is Dr. Rich's spouse. Includes 258,000 shares of common stock issuable upon exercise of a stock option grant and 166,088 shares subject to repurchase in the event of employment termination, as part of an early option exercise agreement.

(8)
Includes 17,200 shares issuable upon exercise of a stock option grant to Michael J. Callaghan, 20,000 shares currently owned by Mr. Callaghan and 1,269,637 shares owned by four funds affiliated with MDS Capital Corporation. Mr. Callaghan, a director, is Senior Vice President of MDS Capital Corporation.

(9)
William R. Green, a director, is President and Chief Executive Officer of Stanford Research Systems, Inc. Includes 440,785 shares owned by Stanford Research Systems and 346,682 shares owned in the name of Mr. Green. Also includes 8,600 shares issuable to Stanford Research Systems upon exercise of stock options. Includes 6,667 shares subject to repurchase as part of an early option exercise agreement.

(10)
Includes 279,469 shares of common stock and 94,600 shares issuable upon exercise of stock options granted to Mr. Young.

(11)
Includes 1,000 shares of Common Stock issuable within 60 days of April 12, 2001 upon exercise of stock options and 65,934 shares subject to repurchase as part of an early option exercise agreement.

(12)
Includes 44,000 shares of Common Stock issuable within 60 days of April 12, 2001 upon exercise of stock options and 22,934 shares subject to repurchase as part of an early option exercise agreement.

(13)
Includes 86,933 shares of Common Stock issuable within 60 days of April 12, 2001 upon exercise of stock options.

(14)
Includes 86,933 shares of Common Stock issuable within 60 days of April 12, 2001 upon exercise of stock options.

(15)
Includes 574,500 shares issuable within 60 days of April 12, 2001 upon exercise of stock options, and a total of 283,303 shares which are subject to repurchase in the event of termination of employment, as part of early exercise agreements for four officers, an employee and a director.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

    The following table sets forth all compensation paid or accrued during fiscal years 2000, 1999 and 1998 to the Company's President and Chief Executive Officer, and each of the Company's four other most highly compensated executive officers whose annual compensation exceeded $100,000 for fiscal year 2000 (each a "Named Officer").

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards
		Annual Compensation
	Fiscal Year			Securities Underlying Options(#)(2)		All Other Compensation(3)
Name and Principal Position		Salary	Bonus(1)
William E. Rich, Ph.D. President, Chief Executive Officer and Director	2000 1999 1998	$221,357 215,948 194,652	$200,000 45,000 40,800	344,000 66,650 311,750	(4)	$20,838 22,164 12,660
David A. DeNola. Vice President, Operations (5)	2000	$167,727	$33,510	86,000		$906
Robert M. Maurer Vice President, Business Development (6)	2000	$166,318	$32,790	86,000		$906
Christopher A. Pohl Vice President, Research and Development (7)	2000	$152,083	$30,233	86,000		$1,007
Martin L. Verhoef Vice President, Sales and Marketing (8)	2000	$131,041	$50,410	86,000		$838

(1)
Includes bonuses earned by the Named Officer based upon performance in the year noted but paid in the subsequent year.

(2)
Represents options granted at fair market value at the time of grant pursuant to the Company's 1993 Stock Option Plan. Such options vest on a monthly basis over a five-year period, except for an option for 258,000 shares to Dr. Rich, which vests over seven years.

(3)
Represents amounts paid by the Company on behalf of the officer for term life insurance policies (the proceeds of which are payable to the officer's beneficiaries) and, in the case of Dr. Rich, reimbursement for an automobile lease and imputed interest on interest-free notes related to his relocation to California.

(4)
Includes options for 53,750 shares which were cancelled in 1999.

(5)
David A. DeNola joined the Company in January 2000.

(6)
Robert M. Maurer joined the Company in February 2000.

(7)
Christopher A. Pohl joined the Company in March 2000.

(8)
Martin L. Verhoef joined the Company in April 2000.

Named Officers

    David A. DeNola, 51, joined us in January 2000 as Vice President, Operations. Prior to joining us, he was Chief Operating Officer of Gamida-Cell, a cell therapy company, from March 1999 to January 2000. From September 1997 to March 1999, he was Vice President and Deputy General Manager of CBD Technologies, an agricultural biotechnology company. From August 1994 to August 1997, he held positions as Director of Operations, Business Development Manager and Chief Operating Officer at Diagenetics, Ltd., a molecular biology-based diagnostics company. From 1992 to 1993, he served as Director of Operations at Tago Immunologicals, a division of Biosource International, an antibody company. From 1991 to 1992, he was Manager of Contract Manufacturing at Somatix Therapy, a gene therapy company. Mr. DeNola received a B.A. in Genetics/Biological Anthropology from the University of California, Berkeley, and a post-graduate degree in Business from the Technion College in Israel.

    Robert M. Maurer, 48, joined us in June 1999 on a consulting basis and became a full-time employee as Vice President, Business Development in February 2000. Prior to joining us, he was an independent consultant in biomedical business development, technology licensing and corporate strategy from March 1999 to February 2000. Prior to that he served as Vice President of Business Development at Avigen Corporation, a gene delivery system company, from November 1996 to February 1999. From June to October 1996, he was an independent consultant. From November 1995 to June 1996, he was Vice President of Strategic Marketing at Promega Corporation, a life sciences company. From May 1995 to October 1995, he was an independent consultant. From February 1992 to April 1995, he was Chief Operating Officer, Secretary and Treasurer of Molecular Geriatrics Corporation, an Alzheimer's Disease research company. From 1974 to February 1992 he held various sales and general management positions in the diagnostics division of Abbott Laboratories. He received a B.A. degree in Economics and Mathematics from Carleton College and an M.B.A. from the Harvard Graduate School of Business.

    Christopher A. Pohl, 49, joined us in March 2000 as Vice President, Research and Development. Prior to joining us, he was Vice President of Dionex Corporation responsible for chemistry research and development and chemical products manufacturing. He joined Dionex in the early 1980's and has held various senior management positions in research and development. He holds 19 U.S. patents in a broad range of separations areas including chromatography, electrophoresis and solid phase extractions. He received a B.S. in Chemistry from the University of Washington.

    Martin L. Verhoef, 41, joined us in April 2000 as Vice President, Sales and Marketing. Prior to joining us, he was with Hewlett-Packard Company/Agilent Technologies, Inc. from 1990 to April 2000. He was Marketing Manager, Bioscience Products from March 1999 to April 2000, System Program Manager, Bioscience Products from September 1997 to February 1999, and Marketing Section Manager, Bioscience Products from June 1996 to August 1997. Prior to that he was Product Marketing Manager, Capillary Electrophoresis and Liquid Chromatography from 1990 to 1996, at Hewlett-Packard GmbH, in Waldbronn, Germany. From 1989 to 1990, he was Product Manager, Process Chromatography at Pharmacia LKB Biotechnology AB in Sweden. He received a B.S. degree in Medical Microbiology and Biochemistry from the Van't Hoff Institute in Rotterdam, the Netherlands.

OPTION GRANTS IN 2000

    The following table sets forth information concerning grants of stock options to each of the executive officers named in the table above during 2000. All options granted to these executive officers in 2000 were granted under the 1993 Stock Option Plan, as amended. Except as otherwise noted, 1/60th of the shares subject to each option vests one month after the vesting commencement date, and an additional 1/60th of the shares subject to each option vests each month thereafter. The options are exercisable when granted and such unvested shares are subject to repurchase by the Company should the stockholder's employment with the Company terminate. The percent of the total options set forth below is based on an aggregate of 1,200,775 options granted to employees during 2000. All options were granted at fair market value as determined by the Board of Directors on the date of grant.

    Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming the initial public offering price of the Company's Common Stock of $16.00 per share or, for options granted after the Company's initial public offering, the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company's future Common Stock price.

	Individual Grants
		Percent of Total Options Granted to Employees During Period			Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term ($)
	Number of Securities Underlying Options Granted (#)
			Exercise Price Per Share ($) (1)
				Expiration Date
Name					5%	10%
William E. Rich, Ph.D. President, Chief Executive Officer and Director	344,000	28.6%	3.49	February 3, 2010	7,764,876	13,075,399
David A. DeNola Vice President, Operations	86,000	7.2%	3.49	January 26, 2010	1,941,219	3,268,850
Robert M. Maurer Vice President, Business Development	86,000	7.2%	3.49	February 2, 2010	1,941,219	3,268,850
Christopher A. Pohl Vice President, Research and Development	86,000	7.2%	3.49	March 29, 2010	1,941,219	3,268,850
Martin L. Verhoef Vice President, Sales and Marketing	86,000	7.2%	3.49	April 17, 2010	1,941,219	3,268,850

(1)
Prior to our initial public offering on September 28, 2000, the exercise price per share for incentive stock options was set at 100% of fair market value, as determined by our Board of Directors.

AGGREGATE OPTION EXERCISES IN 2000 AND VALUES AT DECEMBER 31, 2000

    The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2000. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2000, of the Company's Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company's 1993 Stock Option Plan. Except as otherwise noted, these options vest over five years and otherwise conform to the terms of the Company's 1993 Stock Option Plan.

			Number of Unexercised Options at December 31, 2000 (#)			Value of Unexercised In-The-Money Options at December 29, 2000 ($) (2)
	Shares Acquired on Exercise
		Value Realized ($)(1)
Name			Exercisable		Unexercisable	Exercisable	Unexercisable
William E. Rich, Ph.D. President, Chief Executive Officer and Director	86,000	—	258,000	(3)	—	3,418,500	—
David A. DeNola Vice President, Operations	43,000	—	43,000		—	569,750	—
Robert M. Maurer Vice President, Business Development	86,000	—	—		—	—	—
Christopher A. Pohl Vice President, Research and Development	—	—	86,000		—	1,139,500	—
Martin L. Verhoef Vice President, Sales and Marketing	—	—	86,000		—	1,139,500	—

(1)
Market value on the date of exercise, less the exercise price.

(2)
Value is determined by subtracting the exercise price of an option from the $13.25 per share fair market value of the Company's Common Stock as of December 29, 2000.

(3)
Vests over seven years.

Employment And Severance Agreements

    We entered into an employment agreement, dated August 24, 2000, with William E. Rich, Ph.D., our President and Chief Executive Officer. The agreement provides for the acceleration of vesting of 100% of the options granted to Dr. Rich and severance pay equal to 12 months' pay in the event we are acquired by another company or group of investors and Dr. Rich's employment is terminated within 12 months thereof for reasons other than gross misconduct, Dr. Rich receives a cut in pay or responsibilities, or Dr. Rich is required to move beyond reasonable commuting distance from his home.

Director Compensation

    Our outside directors serve without cash compensation. In each of August 2000, November 1999, September 1998 and September 1997, outside directors or the institutions they represent were each awarded non-statutory options for 8,600 shares of our Common Stock, with each option granted vesting monthly over 12 months. In March 2000, John A. Young, the Chairman of our Board, was granted non-statutory options to acquire 86,000 shares, half vesting immediately and half vesting monthly over 24 months.

    The Company reimburses its directors who are not officers or employees for expenses incurred in attending any Board of Directors or committee meeting. Directors who are also the Company's officers or employees are not reimbursed for expenses incurred in attending Board of Directors or committee meetings.

    Employee directors who meet the eligibility requirements may participate in the Company's 2000 Employee Stock Purchase Plan.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors for approval the Company's executive compensation policies. The Compensation Committee during 2000 consisted of directors James L. Rathmann, Barbara J. Dalton and John A. Young.

    The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company's executive officers during the fiscal year ended December 31, 2000. Actual compensation earned during fiscal 2000 by the named executive officers is shown in the Summary Compensation Table above under "Executive Compensation and Other Matters."

Compensation Philosophy

    The goal of the Company's compensation policies is to align executive compensation with business objectives and corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. Compensation for the Company's executive officers consists of a base salary and potential cash bonus, as well as potential incentive compensation through stock options and stock ownership. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salaries

    The base salary component is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industry. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions within the Company's principal competitors, and internal comparability considerations. As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer's qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer's base salary are based upon personal performance for the year and changes in the general level of base salaries of persons in comparable positions within the industry.

Incentive Bonuses

    The Company has a formal incentive bonus plan pursuant to which the executive officers of the Company are eligible to receive incentive cash compensation based upon achievement of quarterly or annual goals. The amounts of such cash bonuses for executive officers other than the Chief Executive Officer are determined by the Chief Executive Officer, subject to review and approval of the Compensation Committee and the Board of Directors. The amount of any cash bonus for the Chief Executive Officer is determined by the Compensation Committee, subject to the review and approval of the Board of Directors.

Long-Term Incentives

    The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1993 and 2000 stock option plans and the opportunity to purchase stock under the 2000 Employee Stock Purchase Plan (the "Purchase Plan"). The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods (generally five years) that encourage key executives to continue in the employ of the Company.

All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the past and anticipated future contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

    The Company established the Purchase Plan both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the Purchase Plan, employees may purchase Common Stock semi-annually through payroll deductions at a price equal to the lower of 85% of the closing price on the applicable offering commencement date or 85% of the closing price on the applicable purchase date. The Company has reserved 215,000 shares of Common Stock for issuance to employees.

Chief Executive Officer Compensation

    The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. In 2000, William E. Rich's base salary was increased from $217,833 to $225,000, an increase of 3.3%. Mr. Rich received a $200,000 bonus in 2001 relative to 2000 performance and a $45,000 bonus in 2000 relative to 1999 performance. As with other executive officers, Mr. Rich's total compensation was based on the Company's accomplishments and the Chief Executive Officer's contribution thereto.

Section 162(M)

    The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

    In approving the amount and form of compensation for the Company's executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

Respectfully submitted by: COMPENSATION COMMITTEE James L. Rathmann, Chairman Barbara J. Dalton, Ph.D. John A. Young

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

    The following is the report of the Audit Committee of the Board of Directors. The purpose of the Audit Committee is to monitor the Company's system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention. The Board of Directors believes that all of the members of the Audit Committee are "independent directors" as defined under applicable listing standards.

    The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management and the Company's independent auditors, PricewaterhouseCoopers LLP. In addition, the Audit Committee has discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers with that firm. The Audit Committee also has considered the non-audit services provided by PricewaterhouseCoopers and determined that the services provided are compatible with maintaining the independent accountant's independence.

    Based on the Audit Committee's review of the matters noted above and its discussions with the Company's independent auditors and the Company's management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K. This report has been provided by Michael J. Callaghan, Daniel Vapnek Ph.D. and Jean-François Formela M.D., the members of the Audit Committee.

Respectfully Submitted by:
MEMBERS OF THE AUDIT COMMITTEE
Michael J. Callaghan Daniel Vapnek, Ph.D. Jean-François Formela, M.D.

PERFORMANCE GRAPH

Corporate Performance Graph

    The following graph shows a comparison of cumulative total returns from the effective date of the Company's initial public offering on September 28, 2000 through December 29, 2000 for the Company, the Nasdaq National Market Index and the Nasdaq Biotech Index. The Nasdaq Biotech Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of companies like Ciphergen are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy and the prices of biopharmaceutical stocks.

CUMULATIVE TOTAL RETURN* AMONG CIPHERGEN BIOSYSTEMS, INC., THE NASDAQ NATIONAL MARKET INDEX AND THE NASDAQ BIOTECH INDEX
CUMULATIVE TOTAL RETURN AT PERIOD ENDED

*
Assumes $100 was invested on September 28, 2000 at the offering price of $16.00 per share and $100 was invested in the Nasdaq National Market Index and the Nasdaq Biotech Index. Assumes dividends reinvested. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

    The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(A) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and ten percent or greater stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements.

Certain Business Relationships and Related Party Transactions

    In the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in "Employment and Severance Agreements" and (2) the transactions described below.

    During fiscal year 2000, the Company granted 38,700 shares of Ciphergen stock to Stanford Research Systems, Inc. ("SRS") upon the accomplishment of certain milestones as described in a joint development agreement. In addition, SRS is a vendor to the Company and Ciphergen purchased $352,000 of inventory materials from SRS during the year. William R. Green, a director of the Company, is the President and Chief Executive Officer of SRS.

    In September 2000, (i) David A. DeNola exercised an incentive stock option for 43,000 shares of Common Stock of the Company with a five-year promissory note, (ii) Robert M. Maurer exercised an incentive stock option for 86,000 shares of Common Stock of the Company with a five-year promissory note; and (iii) John R. Storella exercised an incentive stock option for 32,250 shares of Common Stock of the Company with a five-year promissory note. Each of the promissory notes bears interest at 6.22% per annum.

INDEMNIFICATION

    The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements will require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Fremont, California
Dated: May 7, 2001

APPENDIX A

CIPHERGEN BIOSYSTEMS, INC.
BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER
APRIL 6, 2000

Purpose

    The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

    In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders. Accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

    The Committee shall review the adequacy of this Charter on an annual basis.

Membership

    The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers ("NASD").

    Accordingly, all of the members will be directors:

  1.
  Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  2.
  Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management and outside auditors have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

•
The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

A-1

•
As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the Company's filing of the Form 10-Q.

•
The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

•
The Committee shall:

•
obtain from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1; discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and recommend that the Board take appropriate action to oversee the independence of the outside auditor.

•
subject to any action that may be taken by the full Board, have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

A-2

PROXY CIPHERGEN BIOSYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
June 7, 2001

  The undersigned shareholder of Ciphergen Biosystems, Inc. (the "Company") hereby appoints William E. Rich and Matthew J. Hogan, each with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on April 12, 2001, at the Annual Meeting of Shareholders of the Company to be held on June 7, 2001 (the "Annual Meeting") at 10:00 a.m. at 6611 Dumbarton Circle, Fremont, California and any adjournments or postponements thereof.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS AND AS SAID PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS RELATING TO THE ANNUAL MEETING.

Item 1.	To approve an amendment to the Company's Bylaws to reduce the number of directors on the Company's Board of Directors from eight to six. o FOR o AGAINST o ABSTAIN
Item 2.	To elect two (2) Class I Directors to the Company's Board of Directors, each to serve for a three year term and until their successors are duly elected and qualified:

Nominees: Michael J. Callaghan and James L. Rathmann
o	For
o	Withheld
o	For all nominees except as noted above

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

Item 3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2001. o FOR o AGAINST o ABSTAIN

o Mark here for address change and note below

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.
Signature: Date: Signature: Date:
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.

QuickLinks

CIPHERGEN BIOSYSTEMS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE AMENDMENT TO THE COMPANY'S BYLAWS TO REDUCE THE NUMBER OF DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS
PROPOSAL TWO ELECTION OF TWO CLASS I DIRECTORS
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2000
AGGREGATE OPTION EXERCISES IN 2000 AND VALUES AT DECEMBER 31, 2000
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
OTHER MATTERS
APPENDIX A